EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Frost Growth Equity Fund, the Frost Dividend Value Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Mid Cap Equity Fund, the Frost Small Cap Equity Fund, the Frost International Equity Fund, the Frost Natural Resources Fund, the Frost Cinque Large Cap Buy-Write Equity Fund, the Frost Diversified Strategies Fund, the Frost Strategic Balanced Fund, the Frost Total Return Bond Fund, the Frost Credit Fund, the Frost Low Duration Bond Fund, the Frost Municipal Bond Fund, the Frost Low Duration Municipal Bond Fund, and the Frost Kempner Treasury and Income Fund in interactive data format.